UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):           December 31, 2006
FIRST FINANCIAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas	0-7674	75-0944023
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
400 Pine Street, Abilene, Texas 79601
(Address of Principal Executive Offices and Zip Code)
Registrant’s Telephone Number (325) 627-7155
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On December 31, 2006, the Registrant announced that Robert S. Patterson, Executive Vice President, Trust of the Registrant will retire effective December 31, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: December 31, 2006	By:	/S/ F. Scott Dueser

F. SCOTT DUESER
President and Chief Executive Officer